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                                                                      EXHIBIT 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report on the financial statements of Qwest Savings & Investment Plan dated June 26, 2002 included in this Form 11-K into the Company's previously filed Registration Statement on Form S-8 (File No. 333-74622).

                                                    /s/ Arthur Andersen LLP

Denver, Colorado,
 June 26, 2002.